UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

GLOBUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403-5214

(Address of principal executive offices) (Zip Code)

(610) 930-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GMED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on February 8, 2023, Globus Medical, Inc. (“Globus Medical”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NuVasive, Inc. (“NuVasive”) and Zebra Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Globus Medical. The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), Merger Sub will merge with and into NuVasive (the “Merger”), with NuVasive surviving the Merger as a wholly owned subsidiary of Globus Medical.

As previously disclosed, on March 31, 2023, Globus Medical, in consultation with NuVasive, voluntarily withdrew its filed Premerger Notification and Report Form (the “HSR Filing”) and, on April 3, 2023, in order to provide the U.S. Federal Trade Commission (“FTC”) additional time to review the proposed transaction, Globus Medical, in consultation with NuVasive, re-filed its HSR Filing with the FTC under the HSR Act.

On May 3, 2023, NuVasive and Globus Medical each received a request for additional information (the “Second Request”) from the FTC in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both NuVasive and Globus Medical substantially comply with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC. NuVasive and Globus Medical have been working cooperatively with the FTC and will continue to do so.

NuVasive and Globus Medical have each received the requisite stockholder approvals at their respective stockholder meetings on April 27, 2023, and therefore all third party approvals that are closing conditions to the Merger under the Merger Agreement, other than the expiration or termination of the waiting period under the HSR Act, have been received. Globus Medical expects that the Merger will close in the third quarter of 2023, subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other customary closing conditions.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Important risk factors that may cause such a difference include, but are not limited to, the risks that the proposed transaction may not be completed on anticipated terms and timing or at all, or that a condition to closing of the transaction may not be satisfied, including obtaining regulatory clearance. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 initially filed by Globus Medical with the U.S. Securities and Exchange Commission on March 10, 2023, as amended on March 24, 2023, in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Neither Globus Medical nor NuVasive assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated: May 3, 2023	By:	/s/ Keith Pfeil
Keith Pfeil
Chief Financial Officer Chief Accounting Officer Senior Vice President (Principal Financial Officer)